EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, David Gao, Chief Executive Officer of BMP SUNSTONE Corporation (the “Company”), hereby certify that, based on my knowledge:
          (1) The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and
          (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID GAO
David Gao
Chief Executive Officer

August 11, 2008